EXHIBIT 99


JPMCC 04-C3 Classes A2 and A5

Scenario Definitions:

50cpy:  50% cpr after the end of YM period

100CPY:  100% cpr after the end of YM period

1cdr_25: 1% cdr, 25% loss severity, 12 month recovery delay, starts immediately, ends 12 months prior to scheduled maturity

1cdr_50: 1% cdr, 50% loss severity, 12 month recovery delay, starts immediately, ends 12 months prior to scheduled maturity

5cdr_25: 5% cdr, 25% loss severity, 12 month recovery delay, starts immediately, ends 12 months prior to scheduled maturity

5cdr_50: 5% cdr, 50% loss severity, 12 month recovery delay, starts immediately, ends 12 months prior to scheduled maturity

50cpy_18: 50% cpr after the end of YM period , 1.8% cdr, 40% loss severity, 12 month recovery delay, starts immediately, ends 12 months prior to scheduled maturity

Please note that we did not perform the extension scenario as requested because these loans are prohibited from extending passed their maturity date. Extension scenarios are typical to floating rate transactions.

c3red3                                                                  10:23:48
PPY: 0.000 CPR             J.P. Morgan Securities Inc.                12/ 9/2004

                                  Deal: c3red3
                 Price/Yield Table: Tranche 2, Class A2 < s+15 >


-------------------------------------------------------------------------------------------------------------------------------
Pricing Speed:          Run                  Settles              Rules from           Collateral        Term        Coupon
-------------------------------------------------------------------------------------------------------------------------------
  0.000 CPR         at Issuance            12/29/2004               Script                               347         5.3571
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
  Class A2          Original Par                 Type                 Coupon                          Price
-------------------------------------------------------------------------------------------------------------------------------
 Tranche 2          $154,652,000                 SEQ               4.2600 (FIXED)                   100.5000
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
              Scenario        zero       50cpy      100CPY      1cdr_25      1cdr_50      5cdr_25      5cdr_50     50cpy_18
Price in 4/32nds Steps
-------------------------------------------------------------------------------------------------------------------------------
                 99-00        4.49        4.49        4.50         4.50         4.49         4.59         4.54         4.50
                 99-04        4.46        4.46        4.47         4.47         4.46         4.54         4.50         4.47
                 99-08        4.43        4.43        4.44         4.44         4.44         4.50         4.47         4.44
                 99-12        4.40        4.40        4.41         4.41         4.41         4.46         4.43         4.41
                 99-16        4.37        4.38        4.38         4.38         4.38         4.41         4.39         4.38
                 99-20        4.35        4.35        4.35         4.35         4.35         4.37         4.36         4.35
                 99-24        4.32        4.32        4.32         4.32         4.32         4.33         4.32         4.32
                 99-28        4.29        4.29        4.29         4.29         4.29         4.28         4.29         4.29
                100-00        4.26        4.26        4.26         4.26         4.26         4.24         4.25         4.26
                100-04        4.23        4.23        4.23         4.23         4.23         4.20         4.21         4.23
                100-08        4.20        4.20        4.20         4.20         4.20         4.15         4.18         4.20
                100-12        4.17        4.17        4.17         4.17         4.17         4.11         4.14         4.16
                100-16(P)     4.15        4.15        4.14         4.14         4.14         4.07         4.11         4.13
                100-20        4.12        4.12        4.11         4.11         4.11         4.03         4.07         4.10
                100-24        4.09        4.09        4.08         4.08         4.08         3.98         4.04         4.07
                100-28        4.06        4.06        4.05         4.05         4.06         3.94         4.00         4.04
                101-00        4.03        4.03        4.02         4.02         4.03         3.90         3.97         4.01
                101-04        4.00        4.00        3.99         3.99         4.00         3.86         3.93         3.98
                101-08        3.98        3.97        3.96         3.96         3.97         3.81         3.89         3.95
                101-12        3.95        3.95        3.93         3.93         3.94         3.77         3.86         3.92
                101-16        3.92        3.92        3.90         3.90         3.91         3.73         3.82         3.89
                101-20        3.89        3.89        3.87         3.87         3.88         3.69         3.79         3.86
                101-24        3.86        3.86        3.85         3.85         3.85         3.64         3.75         3.83
                101-28        3.84        3.83        3.82         3.82         3.83         3.60         3.72         3.80
                102-00        3.81        3.81        3.79         3.79         3.80         3.56         3.68         3.77
         Average Life:        4.93        4.91        4.71         4.71         4.81         3.16         3.86         4.55
         Mod Duration:        4.36        4.34        4.18         4.18         4.27         2.89         3.48         4.05
         Exp. 1st Pay:   9/15/2009   8/15/2009   6/15/2009    5/15/2008    9/15/2008   11/15/2006    3/15/2007   12/15/2007
        Exp. Maturity:   3/15/2010   3/15/2010   3/15/2010   12/15/2009   12/15/2009    7/15/2009   12/15/2009   12/15/2009
        AL TSY Spread:        0.55        0.56        0.59         0.59         0.57         0.86         0.74         0.62

-------------------------------------------------------------------------------------------------------------------------------
                                                      Treasury Curve
-------------------------------------------------------------------------------------------------------------------------------
                      TSY                 Yield                           TSY                 Yield
                      ---                 -----                           ---                 -----
                     1 YR                 2.915
                     2 YR                 2.932                           7 YR                0.000
                     3 YR                 3.176

                     5 YR                 3.610                           10 YR               4.270
-------------------------------------------------------------------------------------------------------------------------------

SFW Software Copyright (C) 1989-2002 by WallStreet Analytics, Inc. Tel:
650-266-9660.

                                   Page 1 of 1

        Neither WSA nor JPM represents that the above information is accurate or complete.

c3red3                                                                  10:25:12
PPY: 0.000 CPR             J.P. Morgan Securities Inc.                12/ 9/2004

                                  Deal: c3red3
                 Price/Yield Table: Tranche 5, Class A5 < s+24 >

--------------------------------------------------------------------------------------------------------------------------
 Pricing Speed:          Run                 Settles             Rules from           Collateral        Term        Coupon
--------------------------------------------------------------------------------------------------------------------------
   0.000 CPR         at Issuance           12/29/2004              Script                               347         5.3571
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Class A5                      Original Par             Type                     Coupon                              Price
--------------------------------------------------------------------------------------------------------------------------
Tranche 5                     $426,773,000             SEQ                  4.9500 (FIXED)                        100.4985
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
              Scenario        zero       50cpy      100CPY      1cdr_25      1cdr_50      5cdr_25      5cdr_50     50cpy_18
Price in 4/32nds Steps
---------------------------------------------------------------------------------------------------------------------------
                 99-00        5.11        5.11        5.11         5.11         5.11         5.11         5.11         5.11
                 99-04        5.09        5.09        5.09         5.09         5.09         5.10         5.09         5.09
                 99-08        5.07        5.07        5.08         5.07         5.07         5.08         5.08         5.08
                 99-12        5.06        5.06        5.06         5.06         5.06         5.06         5.06         5.06
                 99-16        5.04        5.04        5.04         5.04         5.04         5.04         5.04         5.04
                 99-20        5.03        5.03        5.03         5.03         5.03         5.03         5.03         5.03
                 99-24        5.01        5.01        5.01         5.01         5.01         5.01         5.01         5.01
                 99-28        4.99        4.99        4.99         4.99         4.99         4.99         4.99         4.99
                100-00        4.98        4.98        4.98         4.98         4.98         4.97         4.98         4.98
                100-04        4.96        4.96        4.96         4.96         4.96         4.96         4.96         4.96
                100-08        4.94        4.94        4.94         4.94         4.94         4.94         4.94         4.94
                100-12        4.93        4.93        4.93         4.93         4.93         4.92         4.93         4.93
                100-16(P)     4.91        4.91        4.91         4.91         4.91         4.90         4.91         4.91
                100-20        4.90        4.89        4.89         4.89         4.89         4.89         4.89         4.89
                100-24        4.88        4.88        4.88         4.88         4.88         4.87         4.88         4.88
                100-28        4.86        4.86        4.86         4.86         4.86         4.85         4.86         4.86
                101-00        4.85        4.85        4.84         4.85         4.85         4.84         4.84         4.85
                101-04        4.83        4.83        4.83         4.83         4.83         4.82         4.83         4.83
                101-08        4.81        4.81        4.81         4.81         4.81         4.80         4.81         4.81
                101-12        4.80        4.80        4.79         4.80         4.80         4.78         4.80         4.80
                101-16        4.78        4.78        4.78         4.78         4.78         4.77         4.78         4.78
                101-20        4.77        4.77        4.76         4.77         4.77         4.75         4.76         4.76
                101-24        4.75        4.75        4.74         4.75         4.75         4.73         4.75         4.75
                101-28        4.73        4.73        4.73         4.73         4.73         4.72         4.73         4.73
                102-00        4.72        4.72        4.71         4.72         4.72         4.70         4.72         4.72
         Average Life:        9.92        9.87        9.62         9.84         9.90         9.10         9.75         9.78
         Mod Duration:        7.66        7.63        7.48         7.61         7.65         7.14         7.56         7.58
         Exp. 1st Pay:   6/15/2014   6/15/2014   5/15/2014    6/15/2013   12/15/2013   11/15/2011    8/15/2012    4/15/2013
        Exp. Maturity:   12/15/2014  12/15/2014  9/15/2014   12/15/2014   12/15/2014   12/15/2014   12/15/2014   12/15/2014
        AL TSY Spread:        0.65        0.66        0.69         0.66         0.65         0.75         0.67         0.67

---------------------------------------------------------------------------------------------------------------------------
                                                      Treasury Curve
---------------------------------------------------------------------------------------------------------------------------
                    TSY                    Yield                           TSY                Yield
                    ---                    -----                           ---                -----
                    1 YR                   2.915
                    2 YR                   2.932                           7 YR               0.000
                    3 YR                   3.176

                    5 YR                   3.610                           10 YR              4.270
---------------------------------------------------------------------------------------------------------------------------

SFW Software Copyright (C) 1989-2002 by WallStreet Analytics, Inc. Tel:
650-266-9660.

                                   Page 1 of 1

                                                                 Neither WSA nor
              JPM represents that the above information is accurate or complete.

                                   JPMCC 04-C3
                     Prepayment Lock-out/Prepayment Analysis
                     Based on Outstanding Principal Balance
                               All Mortgage Loans


------------------------------------------------------------------------------------------------------------------------------------
                                                              Months Since Deal Origination
------------------------------------------------------------------------------------------------------------------------------------
Period                          0            12            24            36            48            60            72
------------------------------------------------------------------------------------------------------------------------------------
Date                   12/01/2004    12/01/2005    12/01/2006    12/01/2007    12/01/2008    12/01/2009    12/01/2010
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                 100.00%       100.00%       100.00%        86.05%        85.30%        80.90%        79.99%
Total YM                     0.00%         0.00%         0.00%        13.95%        14.70%        18.96%        20.01%
Prepayment Penalties         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Open                         0.00%         0.00%         0.00%         0.00%         0.00%         0.14%         0.00%
Total                      100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Balance                   1,524.9       1,516.4       1,505.4       1,490.7       1,472.7       1,309.3       1,287.2
% of Initial Balance       100.00%        99.44%        98.72%        97.75%        96.58%        85.86%        84.41%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Months Since Deal Origination
------------------------------------------------------------------------------------------------------------------------------------
Period                         84            96           108           120           132           144           156
------------------------------------------------------------------------------------------------------------------------------------
Date                   12/01/2011    12/01/2012    12/01/2013    12/01/2014    12/01/2015    12/01/2016    12/01/2017
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                  90.93%        91.29%        91.75%        17.87%        82.00%        81.67%        81.23%
Total YM                     8.69%         8.71%         7.91%         2.78%        18.00%        18.33%        18.77%
Prepayment Penalties         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Open                         0.38%         0.00%         0.34%        79.35%         0.00%         0.00%         0.00%
Total                      100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Balance                     957.2         933.9         889.3         131.8          24.8          22.2          19.5
% of Initial Balance        62.77%        61.24%        58.32%         8.64%         1.63%         1.46%         1.28%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Months Since Deal Origination
------------------------------------------------------------------------------------------------------------------------------------
Period                        168           180           192           204           216           228           240
------------------------------------------------------------------------------------------------------------------------------------
Date                   12/01/2018    12/01/2019    12/01/2020    12/01/2021    12/01/2022    12/01/2023    12/01/2024
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                  21.62%        51.27%        48.94%        29.05%        30.16%         0.00%         0.00%
Total YM                    19.39%        48.73%        51.06%        55.45%         0.00%         0.00%         0.00%
Prepayment Penalties         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Open                        59.00%         0.00%         0.00%        15.50%        69.84%       100.00%         0.00%
Total                      100.00%       100.00%       100.00%       100.00%       100.00%       100.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Balance                      16.6           5.7           4.5           3.2           1.7           0.6            --
% of Initial Balance         1.09%         0.37%         0.29%         0.21%         0.11%         0.04%         0.00%
------------------------------------------------------------------------------------------------------------------------------------

Note: There is one loan, Heritage Village Apartments (Loan #79), for which the prepayment string is "L(11),Grtr1%orYM(13),Def(91),O(4)". For the purpose of this table, it is assumed that the loan is locked out through its payment date in July 2014.

Copyright 2004 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Clients should contact analysts and execute transactions through a JP Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
                     Total Liquidation         Total Liquidation       CDR
                     with Constant CDR*           with Vector*        vector
--------------------------------------------------------------------------------
2 CDR                    186,740,638               186,939,739         3.6
3 CDR                    272,381,721               274,535,272         5.6
4 CDR                    353,194,155               355,561,250         7.7
--------------------------------------------------------------------------------

* Includes liquidation amount for the Mezzanine component of Champaign Office & Retail ($1.9 million).


--------------------------------------------------------------------------------
                      Loans Defaulted in Vector Scenarios
--------------------------------------------------------------------------------

Loan # Loan Name                                            Cur Bal       GWAC
     1 Eckerd - Corning                                   2,825,000     6.6500
     2 416-424 LA Street                                  4,962,464     6.5500
     3 Marne Associates Shopping Center                   3,396,823     6.3300
     4 T-Mobile - Lenexa KS                              10,460,000     6.2700
     5 Woodlyn Shopping Center                            8,100,000     6.2300
     6 Centercross Plaza                                  1,800,000     6.2300
     7 Shops at Rancho Cucamonga Towne Square             6,798,564     6.2200
     8 Holiday Inn Express/Cotton Exchange Hotel         14,100,000     6.2000
     9 181 North Belle Meade Road                         2,100,000     6.1300
    10 Amarillo Ranch                                     1,746,871     6.1000
    11 Clark Industrial I                                 3,376,000     6.0900
    12 Clark Industrial II                                1,900,000     6.0900
    13 Villa Gardens Apartments                           1,600,000     6.0500
    14 Valley View Center                                 1,600,000     6.0400
    15 Eastern Crossing                                   9,240,000     5.9900
    16 Walgreen's-Palatine                                4,000,000     5.9400
    17 TRW Automotive - Tech 4                           10,400,000     5.9300
    18 640 West Debbie                                    1,450,000     5.9100
    19 Allen Creek Center                                 4,400,000     5.8900
    20 Myrtle Avenue Storage                              2,630,000     5.8100
    21 Ennis MHP                                            973,992     5.8000
    22 Residence Inn Soup Plantation                     19,000,000     5.7900
    23 Hunter Park Office Plaza                           9,000,000     5.7900
    24 CJS Corporate Center                               4,000,000     5.7700
    25 College Suites Stadium                            28,000,000     5.7400
    26 Oak Tree Center                                    3,350,000     5.7400
    27 Shops at Whitestone                                5,725,000     5.7200
    28 Highland Park Apartment Portfolio                  3,000,000     5.7200
    29 202 East Main Street                               2,400,000     5.7200
    30 Meadowedge Shopping Center                         2,150,000     5.7200
    31 Piazza Fiorina                                     3,500,000     5.6900
    32 Pinecrest Townhomes                               11,400,000     5.6800
    33 Romark Center                                      3,000,000     5.6800
    34 1110 NASA Road                                     3,496,290     5.6700
    35 Best Buy - Rock Hill                               2,871,000     5.6700
    36 Murphy Mill Plaza                                  2,580,000     5.6700
    37 Sandalwood MHP                                     5,137,449     5.6500
    38 Valencia Estates                                   3,060,000     5.6300
    39 Chivas Square Apartments                           4,495,189     5.6250
    40 Town Center Shopping Center                        2,500,000     5.6200
    41 Holly House Apartments                             2,117,885     5.6200
    42 Grayrock Village                                   1,800,000     5.6200
    43 Forest Crossing                                    2,247,583     5.6000
    44 Stephanie Plaza                                    1,947,905     5.6000
    45 Willowbrook Power Center                          15,500,000     5.5800
    46 Apple Village MHP                                  2,217,606     5.5800
    47 Storage, LLC                                       2,993,162     5.5600
    48 Leeds Shopping Center                              1,700,000     5.5600
    49 Bentsen Tower GSA Office                          12,000,000     5.5500
    50 Redford Plaza                                      5,588,695     5.5500
    51 Country Club Estates                               2,000,000     5.5500
    52 Beaumont Crossroads                                4,900,000     5.5400
    53 Fort Knox Self Storage                             3,800,000     5.5400
    54 City Street Apartments                             2,020,000     5.5400
    55 301 W 4th Street                                   5,294,232     5.5300
    56 11211 Katy Freeway                                 5,094,449     5.5300
    57 Centre at South Shore Harbour I                    3,950,000     5.5300
    58 Enterprise Park                                    6,000,000     5.5200
    59 RAIA Self Storage                                  3,993,789     5.5200
    60 Largo 95                                          14,000,000     5.5000
    61 Silverlake Village                                 6,300,000     5.5000
    62 Payson Medical Building                            3,300,000     5.4900
    63 Linens 'N Things                                   3,995,605     5.4800
    64 Skyline Apartments                                 3,633,345     5.4700
    65 Crystal Lake Club MHP                             15,300,000     5.4600
    66 Lakeshore Club Apartments                         28,000,000     5.4500
    67 Village Green Apartments                          15,066,853     5.4500
    68 College Court Apartments                          11,775,660     5.4500
    69 Clayborne Court                                    4,031,667     5.4500
    70 Indian Hollow Apartments                          21,975,000     5.4400
    71 Stonybrook Apartments                              7,991,144     5.4400
    72 Wichita Square Shopping Center                     7,350,000     5.4400
    73 Wall-Price Keller Self Storage                     5,050,000     5.4300
    74 Montgomery Crossing                                6,392,889     5.4200
    75 The Annex at Chandler Commons                      2,178,572     5.4100
    76 Woodcliff Community Townhomes                     20,000,000     5.4000
    77 Southwood Manor                                   10,985,000     5.4000
    78 Penland MHP                                       10,820,000     5.4000
    79 Beechmont Square                                   6,000,000     5.4000
    80 Baseline Power Shops                               2,716,966     5.4000
    81 Savannah Pines                                     2,227,513     5.4000
    82 Broadway Marketplace                              42,000,000     5.3860
    83 Champaign Office & Retail                         26,000,000     5.3800
    84 Larchmont Boulevard                                2,600,000     5.3800
    85 Crossroads Shopping Center                        64,000,000     5.3700
    86 California Village Apartments                     15,000,000     5.3700
    87 The Trails Apartments                              3,790,744     5.3700
    88 Kensington Court Apartments                        2,975,000     5.3600
    89 Regency Apartments                                 1,794,529     5.3600
    90 Union Square Shopping Center                      22,000,000     5.3500
    91 Verizon Wireless Call Center                      14,600,000     5.3500
    92 Tarzana Medical Office Building                   11,700,000     5.3500
    93 South Hadley Shopping Center                       7,500,000     5.3500
    94 Wildwood Village Apartments                        6,600,000     5.3500
    95 Greenridge Center                                  4,000,000     5.3500
    96 Valencia Apartments                               15,800,000     5.3400
    97 1500 State Street                                  4,450,000     5.3400
    98 Lem Turner Plaza                                   2,700,000     5.3300
    99 Las Olas Centre                                   98,980,000     5.3200


--------------------------------------------------------------------------------
                    Loans NOT Defaulted in Vector Scenarios
--------------------------------------------------------------------------------

Loan # Loan Name                                            Cur Bal       GWAC
    99 Calabasas Business Park II                        14,062,500     5.3100
   100 Fayette Place Shopping Center                     14,400,000     5.2800
   101 4 Commercial Street                                5,191,627     5.2800
   102 Carrollton All Storage                             5,000,000     5.2800
   103 Princeton Club Apartments                          3,900,000     5.2800
   104 Kennerly Crossing                                  8,250,000     5.2600
   105 S.A.I.C. Building                                  6,600,000     5.2600
   106 Everest Portfolio                                 62,500,000     5.2400
   107 West Lancaster Plaza                               4,900,000     5.2400
   108 345 Park Avenue South                             75,000,000     5.2381
   109 Plaza at Sawmill                                  16,000,000     5.2200
   110 Sterling Self Storage                              4,050,000     5.2200
   111 Raia Self Storage - Mahwah                         7,500,000     5.1900
   112 30 E. 20th Street                                  1,750,000     5.1900
   113 600 East 132nd Street                              2,500,000     5.1700
   114 Cornell Corners                                    5,250,000     5.1600
   115 Imperial Promenade                                10,000,000     5.1500
   116 Hawaiian Gardens Town Center                       9,100,000     5.1500
   117 Panorama Plaza                                    31,000,000     5.1470
   118 Culver Ridge Plaza                                22,500,000     5.1470
   119 Crossroads Centre                                 18,200,000     5.1470
   120 Tops Plaza - Union Road                           14,500,000     5.1470
   121 Tops Plaza - Jamestown                            10,750,000     5.1470
   122 Tops Plaza - Robinson Road                        10,420,000     5.1470
   123 Chillicothe Place                                  9,000,000     5.1470
   124 Midway Plaza                                       8,900,000     5.1470
   125 Tops Plaza - Ontario                               6,370,000     5.1470
   126 Tops Plaza - Warsaw                                5,740,000     5.1470
   127 Northcreek Commons                                 5,700,000     5.1470
   128 Tops Plaza - Le Roy                                5,100,000     5.1470
   129 Oxford Place                                       2,300,000     5.1470
   130 Cambridge Court Phase I & II                      21,500,000     5.1400
   131 The Grove Apartments                              10,387,801     5.1300
   132 INS Building                                       8,000,000     5.1300
   133 Bren Mar Apartments                                7,500,000     5.1200
   134 Moorings at Mesa Cove Apartments                  22,500,000     5.1070
   135 Time Square                                       20,400,000     5.1000
   136 Commerce Park                                     15,600,000     5.1000
   137 Pioneer Square                                    14,500,000     5.1000
   138 Heritage Village Apartments                        5,950,000     5.1000
   139 411 E. Franklin Building                          11,088,000     5.0900
   140 Centerpark Business Plaza                          3,600,000     5.0800
   141 B&M - Grande Pointe                                7,125,000     4.9800
   142 Kittyhawk Apartments                               2,050,000     4.9300
   143 Harris Teeter                                      3,960,000     4.9150
   144 Eldridge Lakes Town Center                         8,100,000     4.8800
   145 Villas at Bailey Ranch                            10,500,000     4.8600
   146 CY-Fair Town Center                                6,125,000     4.8300
   147 Del Coronado Apartments                           20,600,000     4.8230
   148 Rancho Murietta Apartments                        15,650,000     4.8230
   149 Harvest Towne Center                               5,005,000     4.8100
   150 Oswego Commons                                    19,262,100     4.7500
   151 Jefferson at La Valencia Apartments               21,831,000     4.7000


--------------------------------------------------------------------------------
NOMURA This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The recipient further agrees that it is an "Accredited Investor" (as defined in Regulation D under the Securities Act of 1933) and/or a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
            Act). The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final offering document for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

JPMCC 04-C3, X2

Scenario: 100 CPY, CDR as specified, 30% severity, 100% advance, 0 month lag, and yield to maturity.


--------------------------------------------------------------------------------
Price                             0 CDR               2 CDR    CDR See Note (*)
--------------------------------------------------------------------------------
                                  Yield               Yield               Yield
2.03198                             6.0                 5.9                 5.9
2.05198                             5.6                 5.5                 5.5
2.07198                             5.2                 5.1                 5.1
2.09198                             4.9                 4.7                 4.7
2.11198                             4.5                 4.3                 4.3
2.13198                             4.1                 4.0                 4.0
2.15198                             3.8                 3.6                 3.6
2.17198                             3.4                 3.3                 3.3
2.19198                             3.0                 2.9                 2.9
2.21198                             2.7                 2.6                 2.6
2.23198                             2.4                 2.2                 2.2

WAL                                 5.0                 5.0                 5.0
Mod Durn                            2.5                 2.5                 2.5
--------------------------------------------------------------------------------

                                            (*) Loans 1-99 defaulted at 3.6 CDR.



--------------------------------------------------------------------------------
NOMURA This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The recipient further agrees that it is an "Accredited Investor" (as defined in Regulation D under the Securities Act of 1933) and/or a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
            Act). The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final offering document for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

JPMCC 04-C3, X2

Scenario: 100 CPY, CDR as specified, 30% severity, 100% advance, 0 month lag, and yield to maturity.


--------------------------------------------------------------------------------
Price                             0 CDR               3 CDR    CDR See Note (*)
--------------------------------------------------------------------------------
                                  Yield               Yield               Yield
2.03198                             6.0                 5.7                 5.7
2.05198                             5.6                 5.3                 5.3
2.07198                             5.2                 4.9                 4.9
2.09198                             4.9                 4.5                 4.5
2.11198                             4.5                 4.2                 4.1
2.13198                             4.1                 3.8                 3.8
2.15198                             3.8                 3.5                 3.4
2.17198                             3.4                 3.1                 3.1
2.19198                             3.0                 2.8                 2.7
2.21198                             2.7                 2.4                 2.4
2.23198                             2.4                 2.1                 2.1

WAL                                 5.0                 5.0                 5.0
Mod Durn                            2.5                 2.6                 2.6
--------------------------------------------------------------------------------

                                            (*) Loans 1-99 defaulted at 5.6 CDR.



--------------------------------------------------------------------------------
NOMURA This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The recipient further agrees that it is an "Accredited Investor" (as defined in Regulation D under the Securities Act of 1933) and/or a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
            Act). The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final offering document for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

JPMCC 04-C3, X2

Scenario: 100 CPY, CDR as specified, 30% severity, 100% advance, 0 month lag, and yield to maturity.


--------------------------------------------------------------------------------
Price                             0 CDR               4 CDR    CDR See Note (*)
--------------------------------------------------------------------------------
                                  Yield               Yield               Yield
2.03198                             6.0                 5.4                 5.2
2.05198                             5.6                 5.0                 4.8
2.07198                             5.2                 4.7                 4.4
2.09198                             4.9                 4.3                 4.1
2.11198                             4.5                 3.9                 3.7
2.13198                             4.1                 3.6                 3.3
2.15198                             3.8                 3.2                 3.0
2.17198                             3.4                 2.9                 2.6
2.19198                             3.0                 2.5                 2.3
2.21198                             2.7                 2.2                 1.9
2.23198                             2.4                 1.8                 1.6

WAL                                 5.0                 5.0                 5.0
Mod Durn                            2.5                 2.6                 2.6
--------------------------------------------------------------------------------

                                            (*) Loans 1-99 defaulted at 7.7 CDR.



--------------------------------------------------------------------------------
NOMURA This material is for your private information and neither Nomura Securities International, Inc. nor any other Underwriter (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The recipient further agrees that it is an "Accredited Investor" (as defined in Regulation D under the Securities Act of 1933) and/or a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
            Act). The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final offering document for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------